Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of January 31, 2008 by and among Calpine Corporation, a Delaware corporation (the “Company”), and each Participating Shareholder. Capitalized terms used but not otherwise defined herein are defined in Section 11 hereof.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Demand Registrations.

(a) Requests for Registration. At any time beginning six (6) months after the Effective Date until the Expiration Date, each Participating Shareholder holding at least 25%, directly or through one or more of its Affiliates, of its Initial Position may request up to two (2) registrations of underwritten offerings under the Securities Act of all or any portion of their Registrable Securities (a “Demand Registration”); provided that such Participating Shareholder will be entitled to such demand only if the total offering price of the shares to be sold in such offering, including piggyback shares, (before deduction for underwriting discounts) exceeds $100 million; provided, further, there may only be one (1) such demand by all Participating Shareholders in the first year after the Effective Date. Any Demand Registration shall be on Form S-3 or any similar short-form registration (“Short-Form Registrations”), if available, and on Form S-1 or any similar long-form registration if the Company is ineligible to use a Short-Form Registration.

(b) Demand Notices. All requests for Demand Registrations shall be made by giving written notice to the Company (the “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered and the expected price range (net of underwriting discounts and commissions) acceptable to the Participating Shareholders making the demand. Within ten (10) days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities (the “Company Notice”) and, subject to the provisions of Section 1(c) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after sending the Company Notice.

(c) Shelf Registration

(i) As soon as practicable following the filing with the Commission of the Company’s Annual report on Form 10-K for the year ended December 31, 2007, the Company shall file a Shelf Registration statement on Form S-1 covering the resale of the Registrable Securities on a delayed or continuous basis (the “Form S-1 Shelf”). The Company shall use commercially reasonable efforts to cause the Form S-1 Shelf to become effective within six (6) months following the Effective Date. The Company shall convert the Form S-1 Shelf to a Shelf Registration statement on Form S-3 (the “Form S-3 Shelf”, and together with the Form S-1 Shelf, the “Shelf”) after the Company is eligible to use Form S-3. The Company shall maintain the Shelf until the Expiration Date. Following the one (1) year anniversary after the Effective Date, if the Company is not eligible to use Form S-3 for a period of more than 90 days, the Participating Shareholders shall have the right to require the Company to file a Form S-1 Shelf. For the sake of clarity, while the Shelf may permit its use in connection with underwritten offerings, Participating Shareholders shall have no right to demand such use other than under Section 1(a) hereof.

(ii) During the first year following the Effective Date, Participating Shareholders agree not to sell their Registrable Securities pursuant to any Shelf Registration during a Blackout Period.

(iii) Notwithstanding anything herein to the contrary, the right to sell Registrable Securities pursuant to any Shelf Registration will terminate as to any particular Participating Shareholder at such time as such Participating Shareholder could sell all of its remaining securities under Rule 144 of the Securities Act within a three month period.

(d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration the number which can be so sold in the following order of priority: (i) first, the Registrable Securities requested to be included in such registration, which in the opinion of such underwriter can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders of such Registrable Securities on the basis of the number of shares of Common Stock owned by each such holder, and (ii) second, other securities requested to be included in such registration to the extent permitted hereunder.

(e) Restrictions on Demand Registrations

(i) The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which no reduction in the number of Registrable Securities requested to be included occurred. In addition, the Company shall not be obligated to effect any Demand Registration during the period starting with the date that is sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on the date that is ninety (90) days after the effective date of, a Company initiated underwritten primary registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration to become effective, and provided, further that the aggregate number of days that any one or more Demand Registrations are suspended or delayed by operation of this Section 1(e) shall not exceed one-hundred eighty (180) days in any twelve-month period. In the event of any such suspension or delay, the holders of Registrable Securities initially requesting a Demand Registration that is suspended or delayed by operation of this Section 1(e) shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder, and the Company shall pay all Registration Expenses in connection with such registration.

(ii) Subject to the next sentence of this Section 1(e)(ii), upon written notice to the holders of Registrable Securities participating in a Demand Registration, the Company shall be entitled to postpone, for a reasonable period of time, the filing of, or suspend the effectiveness of, any registration statement for a Demand Registration or amendment thereto, or suspend the use of any prospectus and shall not be required to amend or supplement the registration statement, any related prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) if the Board determines in its reasonable good faith judgment that it possesses material nonpublic information the disclosure of which would reasonably be expected to have a material adverse effect on any proposal or plan (collectively, a “Valid Business Reason”) by the Company or any of its direct or indirect Subsidiaries; provided, that (A) the duration of such postponement or suspension (a “Suspension Period”) may not exceed more than sixty (60) consecutive days or more than one-hundred twenty (120) days in the aggregate in any 12-month period, (B) the Company shall only have the right to postpone or suspend such registration statement so long as such Valid Business Reason exists, and (C) at least thirty (30) days must elapse between Suspension Periods. Such Suspension Period may be effected only if the Board determines in its good faith that such postponement or suspension is in the best interest of the Company and its shareholders. If the Company shall so postpone the filing of a registration statement hereunder, the holders of Registrable Securities shall (x) have the right, in the case of a postponement of the filing or effectiveness of a registration statement, upon the affirmative vote of not less than a majority of the Registrable Securities initially requesting such Demand Registration, to withdraw the request for registration by giving written notice to the Company within ten (10) days after receipt of such notice (and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration), or (y) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension.

(f) Selection of Underwriters. The holders of a majority of the Registrable Securities included in such registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks), subject to the Company’s approval which shall not be unreasonably withheld, conditioned or delayed.

(g) Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other

Person with respect to any securities of the Company. Except as provided in this Agreement, the Company shall not grant any inconsistent registration rights to any other Persons.

(h) Cancellation of Registration. The holders of a majority of the Registrable Securities participating in a Demand Registration shall have the right to cancel such proposed registration pursuant to this Section 1 when, (i) in their discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration or (ii) the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to such holders at the time of the Demand Request. In the event that the Participating Shareholders pay all expenses incurred by the Participating Shareholders and the Company in connection with the registration prior to the time of cancellation, such cancellation of a registration shall not be counted as one of the Demand Registrations; provided, however, that, if cancellation is based on clause (ii) of this Section 1(h), such payment of expenses shall not be required.

2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities, or proposes to offer any of its registered securities pursuant to a shelf registration statement (a “Shelf Takedown”), under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration or Shelf Takedown, as applicable, (which notice shall be given not less than twenty (20) days prior to the expected effective date of the Piggyback Registration) and shall, subject to the provisions of Sections 2(b) and (c) below, include in such registration or Shelf Takedown, as applicable, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after sending the Company’s notice. Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with a registration which is the subject of such notice.

(b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration the number which can be so sold in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration (pro rata among the holders of such Registrable Securities on the basis of the number of shares of Common Stock owned by each such holder), and (iii) third, other securities requested to be included in such registration.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration the number which can be so sold in the following order of priority: (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of any such securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration.

(d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will have the right to select the investment banker(s) and manager(s) for the offering.

(e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8, Form S-4 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

(f) No Impact on Demand Registration. No registration pursuant to this Section 2 shall relieve the Company of its obligation to register Registrable Securities pursuant to a Demand Request, as contemplated by Section 1 hereof. The rights to piggyback registration may be exercised on an unlimited number of occasions.

3. Holdback Agreements.

(a) Holders of Registrable Securities. No holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) the seven (7) days prior to and the 90-day period beginning on the effective date of such registration, and (ii) upon notice from the Company of the commencement of an underwritten distribution in connection with any Shelf Registration, the seven (7) days prior to and the 90-day period beginning on the date of commencement of such distribution (each, a “Lock-Up Period”), in each case except as part of such underwritten registration, and in each case (i) unless the underwriters managing the registered public offering otherwise agree by written consent and (ii) only if such Lock-Up Period is applicable to the Company and some or all executive officers and directors of the Company. Each holder of Registrable Securities agrees to execute a lock-up agreement in favor of the Company’s underwriters to such effect and, in any event, that the Company’s underwriters in any relevant offering shall be third party beneficiaries of this Section 3(a). The lock-up restrictions set forth in this Section 3(a) will no longer apply to a Participating Shareholder once such Participating Shareholder ceases to hold Registrable Securities.

(b) The Company. The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8, Form S-4 or any successor forms), during (A) with respect to any underwritten Demand Registration or any underwritten Piggyback Registration in which the holders of Registrable Securities are participating, the seven (7) days prior to and the 90-day period beginning on the effective date of such registration, and (B) upon notice from any holder(s) of Registrable Securities subject to a Shelf Registration that such holder(s) intend to effect a distribution of Registrable Securities pursuant to such Shelf Registration (upon receipt of which, the Company will promptly notify all other holders of Registrable Securities of the date of commencement of such distribution), the seven (7) days prior to and the 90-day period beginning on the date of commencement of such distribution.

4. Registration Procedures. Whenever Registrable Securities are to be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the Commission a registration statement with respect to such Registrable Securities (and, in the case of a Demand Registration, the Company shall use its commercially reasonable efforts to make such filing within sixty (60) days of its receipt of a Demand Notice) and use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable after the initial filing thereof, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

(b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one-hundred twenty (120) days (or, if sooner, until all Registrable Securities have been sold under such Registration Statement) (or, in the case of a Shelf Registration, a period ending on the earlier of (i) the date on which all Registrable Securities have been sold pursuant to the Shelf Registration or have otherwise ceased to be Registrable Securities, and (ii) the Expiration Date) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its commercially reasonable efforts (i) to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) notify each seller of such Registrable Securities and the managing underwriter (i) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller and subject to Section 1(e)(ii) hereof, the Company shall promptly prepare a supplement or amendment to such prospectus and file it with the Commission so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (B) as soon as the Company becomes aware of any request by the Commission or any Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus covering Registrable Securities or for additional information relating thereto, (C) as soon as the Company becomes aware of the issuance or threatened issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of a registration statement covering the Registrable Securities or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (ii) when each registration statement or any amendment thereto has been filed with the Commission and when each registration statement or any post-effective amendment thereto has become effective;

(f) use its commercially reasonable efforts to cause all such Registrable Securities (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities;

(g) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split, a combination of shares, or other recapitalization);

(i) for a reasonable period prior to the filing of any registration statement or a Shelf Takedown, as applicable, pursuant to this Agreement, make available for inspection and copying by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but no later than fifteen (15) months after the effective date of any registration statement, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k) permit any holder of Registrable Securities, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent retained by such holder of Registrable Securities or underwriter, to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such registration or comparable statement and any prospectus supplements relating to a Shelf Takedown, if applicable, and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(l) in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to (i) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (ii) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction at the earliest practicable date;

(m) obtain and furnish to each such holder of Registrable Securities a signed counterpart of (i) a cold comfort letter from the Company’s independent public accountants and (ii) a legal opinion of counsel to the Company addressed to such holders of Registrable Securities, in each case in customary form and covering such matters of the type customarily covered by such letters as the managing underwriter and/or holders of a majority of the Registrable Securities being sold reasonably request;

(n) provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities;

(o) promptly notify in writing the Participating Shareholders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such registration statement or any post-effective amendment, when the same has become effective and (ii) of any written comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto;

(p)        (i) prepare and file with the Commission such amendments and supplements to each registration statement as may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each registration statement as may be necessary to keep such registration statement continuously effective for the applicable time period required hereunder and if applicable, file any registration statements pursuant to Rule 462(b) under the Securities Act; (ii) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement as so amended or in such prospectus as so supplemented; (iv) provide additional information related to each registration statement as requested by the Commission or any Federal or state governmental authority; and (v) if the holders of a majority of the Registrable Securities participating in a Demand Registration so request, request acceleration of effectiveness from the Commission of the Demand Registration and any post-effective amendments thereto, if any are filed; provided, however, that at the time of such request, the Company does not in good faith believe that it is necessary to amend further the Registration Statement in order to comply with the provisions of this subparagraph;

(q) provide officers’ certificates and other customary closing documents;

(r) cooperate with each Participating Shareholder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with the NASD;

(s) use its commercially reasonable efforts to assist a Participating Shareholder in facilitating private sales of Registrable Securities by, among other things, providing officers’ certificates and other customary closing documents reasonably requested by such Participating Shareholder; and

(t) use its commercially reasonable efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.

5. Registration Expenses. Except as otherwise provided herein, all Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered shall be borne by the Participating Shareholders of such Registrable Securities pro rata on the basis of the number of Registrable Securities sold.

6. Indemnification; Contribution.

(a) The Company agrees, notwithstanding the termination of this Agreement, to indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, employees, advisors, agents and Affiliates and each Person that controls (within the meaning of the Securities Act) such holder (collectively, “Holder Indemnified Parties”) from and against any and all losses, claims, damages, liabilities and expenses, including attorneys’ fees and disbursements and expenses of investigation (collectively, “Losses”), caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the Company shall not be liable to any holder for any Losses that are (i) caused by or contained in any information furnished in writing to the Company by a Holder Indemnified Party expressly for use therein or (ii) caused by such Holder Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder Indemnified Party in a timely manner with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers, employees, agents and Affiliates and each Person who controls (within the meaning of the Securities Act and the Exchange Act) the Company from and against any and all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel (plus one (1) local counsel in each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (x) the indemnifying party agrees to pay the same, (y) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party in its reasonable judgment or (z) the indemnified party reasonably believes that the joint representation of the indemnified party and any other party in such proceeding (including but not limited to the indemnifying party) would be inappropriate under applicable standards of professional conduct. In the case of clause (y) above and (z) above, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (1) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (2) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party. The rights afforded to any indemnified party hereunder shall be in addition to any rights that such indemnified party may have at common law, by separate agreement or otherwise.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities.

(e) If the indemnification required by this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 6:

(i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action in question. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(a) and Section 6(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 6(e)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. Participation in Underwritten Registrations.

(a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (1) such holder’s ownership of its Registrable Securities to be sold or transferred, (2) such holder’s power and authority to effect such transfer and (3) such matters pertaining to compliance with securities laws as may be reasonably requested) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 6(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling persons in Section 6(b) hereof.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the applicable registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b)

during which a Registration Statement is to remain effective shall, to the extent possible, be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this section to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

8. Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Participating Shareholders the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Participating Shareholder to sell securities of the Company to the public without registration, the Company covenants that it will (i) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and (ii) take such further action as each Participating Shareholder may reasonably request (including, but not limited to, providing any information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act), at all times, all to the extent required from time to time to enable such Participating Shareholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission. For the avoidance of doubt, this Section 8 shall not limit any obligation of the Company under its Amended and Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certification of Incorporation”).

9. Effective Time. This Agreement shall be effective in accordance with the terms and conditions set forth in the Plan and the confirmation order related thereto.

10. Transfer of Registration Rights. The rights of a Participating Shareholder hereunder may be transferred or assigned on a pro rata basis in connection with any transfer of Registrable Securities to any transferee or assignee provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Participating Shareholder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

11. Definitions.

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person and any direct or indirect partner or member of a Person which is a partnership or limited liability company.

“Agreement” has the meaning specified in the first paragraph hereof.

“Blackout Period” means the period beginning on the fifteenth day of the third month of the quarter (i.e. March, June, September, and December) and ends at the end of the second trading day after the release by the Company of its quarterly (or, in the case of the fourth quarter, annual) financial results by press release to the national wire services.

“Board” means the board of directors of the Company.

“Certificate of Incorporation” has the meaning specified in Section 8.

“Commission” means the United States Securities and Exchange Commission or any successor governmental agency.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, having the rights and preferences set forth with respect thereto in the certificate of incorporation of the Company, and any such security into which such common stock shall have been converted or exchanged by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Company” has the meaning specified in the first paragraph hereof.

“Company Notice” has the meaning specified in Section 1(b).

“control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract, or otherwise.

“Debtors” has the meaning specified in the Plan.

“Demand Notice” has the meaning specified in Section 1(b).

“Demand Registration” has the meaning specified in Section 1(a).

“Effective Date” has the meaning assigned to such term in the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Expiration Date” means December 31 of the year which is ten years after the Effective Date.

“Form S-1 Shelf” has the meaning specified in Section 1(c).

“Form S-3 Shelf” has the meaning specified in Section 1(c).

“Holder Indemnified Parties” has the meaning specified in Section 6(a).

“Initial Position” means the amount of Registrable Securities owned by a Participating Shareholder as of the Effective Date, as set forth on Schedule I attached hereto.

“Lock-Up Period” has the meaning specified in Section 3(a).

“Losses” has the meaning specified in Section 6(a).

“NASD” means the National Association of Securities Dealers, Inc.

“Participating Shareholders” means all shareholders receiving, together with their Affiliates, Common Stock constituting 10% or more of the outstanding shares of the Company immediately following consummation of the Plan.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registration” has the meaning specified in Section 2(a).

“Plan” means the Debtors’ Sixth Amended Joint Plan of Reorganization, dated as of December 19, 2007, filed in In re Calpine Corporation, et al, case no. 05-60200 (BRL) (jointly administered), in the United States Bankruptcy Court for the Southern District of New York.

“Registrable Securities” means any shares of Common Stock (i) issued on or after the Effective Date to Persons who are parties hereto as of the Effective Date or become a party hereto or (ii) held or deemed to be held by such Persons, including any Common Stock issued pursuant to the Plan, upon the conversion or exercise of any of the other securities, and any Common Stock issued or issuable with respect to any of the foregoing securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or upon conversion or exercise of any such securities; provided that such securities shall cease to be Registrable Securities when they have (A) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule promulgated by the Commission then in force) or (C) become eligible to be sold by the holder thereof within a three month period pursuant to Rule 144 of the Securities Act (or any similar rule by the Commission then in force).

“Registration Expenses” means all expenses (other than underwriting discounts and commissions) arising from or incident to the registration of Registrable Securities in compliance with this Agreement, including, without limitation, (i) Commission, stock exchange, NASD and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration), (v) the fees, charges and disbursements of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or NASDAQ and (viii) Securities Act liability insurance (if the Company elects to obtain such insurance), regardless of whether any registration statement filed in connection with such registration is declared effective. “Registration Expenses” shall also include (A) fees, charges and disbursements of one (1) firm of counsel to all of the Participating Shareholders participating in any underwritten public offering pursuant to this Agreement (which shall be selected by the holders of a majority of the Registrable Securities participating in a registration statement) and (B) for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities solely for the purpose of rendering a legal opinion to underwriters on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Selling Expenses” means the underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities registered by the Participating Shareholders and any other expenses of the Participating Shareholders, including legal expenses, not included within the definition of Registration Expenses.

“Shelf” has the meaning specified in Section 1(c).

“Shelf Registration” means a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” has the meaning specified in Section 2(a).

“Short-Form Registration” has the meaning specified in Section 1(a).

“Suspension Period” has the meaning specified in Section 1(c)(ii).

“Valid Business Reason” has the meaning specified in Section 1(e)(ii).

12. Amendment, Modification and Waivers; Further Assurances

(a) Amendment. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of the holders of at least a majority of the Registrable Securities then outstanding to such amendment, action or omission to act; provided that if any such amendment or waiver is to a provision in this Agreement that requires a specific vote to take an action thereunder or to take an action with respect to the matters described therein, such amendment or waiver shall not be effective unless such vote is obtained with respect to such amendment or waiver.

(b) Effect of Waiver. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

(c) Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

13. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

(c) Remedies; Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit). The parties hereto further agree and acknowledge that each and every obligation applicable to it and contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder.

(d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including any trustee in bankruptcy) whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of the Holders owning Registrable

Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective.

(e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(g) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(h) Governing Law. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. New York, New York time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any holder of Registrable Securities at the address set forth on Schedule I, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The Company’s address is:

Calpine Corporation

717 Texas Avenue, Suite 1000

Houston, Texas 77002

Attn.: Gregory L. Doody

  Executive Vice President, General Counsel, and Secretary

Facsimile: 713-830-8708

with a copy to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois 60601 6636

Attn: Marc Kieselstein, P.C.

David R. Seligman

Carter W. Emerson, P.C.

Gerald T. Nowak

Facsimile: 312-861-2200

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

(j) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(k) Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 13(k) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(l) Arm’s Length Agreement. Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.

(m) Sophisticated Parties; Advice of Counsel. Each of the parties to this Agreement specifically acknowledges that (a) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (ii) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.

(n) Entire Agreement. This Agreement, together with the Schedules hereto and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

*     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

CALPINE CORPORATION

/s/ Gregory L. Doody
By:	Gregory L. Doody
Its:	Executive Vice President, General Counsel and Secretary

(Signature page for Registration Rights Agreement)

PARTICIPATING SHAREHOLDERS

Farrington Capital, LP

LSP Cal Holdings I LLC

LSP Cal Holdings II LLC

Luminus Asset Partners, LP

Luminus Energy Partners Master Fund Ltd.

Harbinger Capital Partners Master Fund I, Ltd.

Harbinger Capital Partners Special Situations Fund L.P.

SPO Partners II, L.P.

San Francisco Partners II, L.P.